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                                                                  EXHIBIT 10.26

[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]


                                TERMINATION AGREEMENT

     THIS TERMINATION AGREEMENT dated as of December 8, 1997 (this "Agreement"), is entered into between BIOSITE DIAGNOSTICS INCORPORATED, a Delaware corporation ("BIOSITE"), and E. MERCK, a German general partnership ("MERCK"). The parties hereby agree as follows:

     1. The Distributorship Agreement dated as of July 27, 1992 (the "Distributorship Agreement"), between BIOSITE and MERCK, is terminated in its entirety effective as of June 30, 1998; PROVIDED, HOWEVER, ***.

     2. Pursuant to Section 4.4(d) of the Distributorship Agreement, BIOSITE hereby exercises its option to assume the registrations (as defined in Section 4.4(a) thereof) for the PRODUCTS.

     3. MERCK hereby assigns to BIOSITE all of its right, title and interest in and to the registrations for the PRODUCTS. In accordance with Sections 4.4 and 7.3(e) of the Distribution Agreement, MERCK shall assist BIOSITE to transfer to BIOSITE any registrations for PRODUCTS, or to obtain any registration for the PRODUCTS in the name of BIOSITE.

     4. On or before February 28, 1998, MERCK shall provide BIOSITE with the following:

          (a) copies of all advertising, promotional literature, packaging, and package inserts used in connection with the PRODUCTS;

          (b) copies of all accounts, CUSTOMER records, billing records, marketing reports, technical service records, and other files maintained in connection with the PRODUCTS on a country-by-country basis; and

          (c) a list and copies of all long-term contracts with CUSTOMERS for negotiation of the delivery of PRODUCTS pursuant to Section 7.3(d) of the Distribution Agreement.

     5. Except as otherwise expressly set forth in Section 6 below, BIOSITE and MERCK each hereby releases and discharges the other party from all obligations pursuant to the Distribution


*** CONFIDENTIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Agreement accruing after the effective date of the termination thereof.

     6. Notwithstanding anything to the contrary in this Agreement, (a) the obligations of BIOSITE to repurchase MERCK's unused inventory of PRODUCTS pursuant to Section 7.3(b) of the Distributorship Agreement shall survive termination of the Distributorship Agreement; (b) in accordance with Section 4.8 of the Distributorship Agreement, the indemnification provisions of Section 4.8 shall survive termination of the Distributorship Agreement; and (c) in accordance with Section 6.1 of the Distributorship Agreement, the confidentiality provisions of Section 6.1 shall survive termination of the Distributorship Agreement for a period of five (5) years from the date of the termination thereof.

     7. Prior to the six (6) month anniversary of the termination of the Distribution Agreement, neither MERCK nor any of its affiliated companies shall, directly or indirectly, sell, offer for sale, promote or act as sales agent for the solicitation of orders in the TERRITORY for any products for the detection of more than four (4) drugs of abuse.

     8. Prior to *** of the termination of the Distribution Agreement, neither BIOSITE nor any of its affiliated companies shall, directly or indirectly, sell, offer for sale, promote or act as sales agent for the solicitation of orders in the TERRITORY for ***, provided, however, that BIOSITE and its affiliated companies shall have the right to sell, offer for sale, promote or act as sales agent for the solicitation of orders in the TERRITORY for *** to customers of Biosite and its affiliated companies existing as of the date of the termination of the Distributorship Agreement.

     9. MERCK shall execute all such further documents, instruments and agreements, and take all such further actions as reasonably necessary to facilitate the transition from MERCK to BIOSITE of the distribution rights under the Distributorship Agreement. MERCK shall not directly or indirectly take any action to discourage MERCK's existing customers for PRODUCTS from continuing to purchase PRODUCTS.

     10. All terms used, but not defined, in this Agreement shall have the respective meanings set forth in the Distributorship Agreement.

     11. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to the conflicts of law principles thereof.


*** CONFIDENTIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                     -2-

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first set forth above.

                                        BIOSITE DIAGNOSTICS INCORPORATED


                                        By:  /s/ Kim D. Blickenstaff
                                             ---------------------------------

                                        Title:  President
                                                ------------------------------


                                        E. MERCK KGaA
                                           ppa.

                                        By:  /s/ Dr. Bardoff
                                             ---------------------------------

                                        Title:    General Manager
                                                  ----------------------------
                                                  Laboratory Products Division

                                                  ppa.


                                        By:  /s/ Dr. Reckman
                                             ---------------------------------
                                             Dr. Reckman

                                        Title:  /s/ General Manager
                                                ------------------------------
                                                Environmental and Bioanalysis

                                        Darmstadt, Dec. 8, 1997


                                      -3-